Insightful Investor Growth Fund

                                  Annual Report
                               December 31, 1995

                         Insightful Investor Growth Fund
                                  January 1996
Dear Shareholder:

INSIGHTFUL INVESTOR GROWTH FUND is off to a very good start.

I am pleased to report to you that for the five month period from July 28, 1995, when we commenced operations, to December 31, 1995, the Fund achieved a total return of 15.93%. The Fund's total return substantially outperformed that of the S&P 500 and more than tripled that of the NASDAQ Composite during the same period.

Stock Selection Counts

Throughout my investment career, I have always believed that quality stock selection is the key to successful long-term investing. The Fund's excellent performance in its first five months, in my opinion, was due primarily to just that--stock selection.

As you know, my portfolio management approach starts with monitoring the top growth stock holdings of some of America's greatest investors--people like Warren Buffett, Mario Gabelli, Mike Price and Marty Zweig.

I then subject their top holdings to my own very rigorous fundamental and technical analysis, eliminating those that don't make the grade. What I'm left with are a select group of powerful growth companies. Let me describe some of the Fund's current portfolio companies:

The Fund's top holding was National Media Corporation, the largest publicly traded infomercial company in the country. Over the five month period, National Media's stock rose an impressive 57.4%.

Say what you want about infomercials, but they do sell products. After a few years of very bad management which actually almost bankrupted the company, National Media now has a new management team in place which is determined to sharply grow sales and earnings. And that looks to be precisely what they're doing. Foreign sales are booming as the company has teamed up with Japanese giant Mitsui to air National Media's infomercials on television stations throughout Japan. National Media recently reported that latest quarter sales were up over 65%. Earnings per share rose an impressive 950%.

We also hold Callaway Golf, the leading premium golf club manufacturer in the world. In 1995 Callaway reported a 23% increase in annual sales, and a 25% increase in earnings. Callaway's stock rose 40.9% during the period.

United Healthcare is another of the Fund's holdings. It's one of the largest HMO's in the country. We think this company is a cash cow. Several health care analysts have described the company's management team as second to none. United Healthcare's stock rose 44.3% during the period.

Diversified but not Over-Diversified

You may have read recently that approximately 80% of all mutual funds underperform the overall market averages. One major reason for this, in my view, is that most funds own too many stocks. I don't see why we should buy our 115th favorite stock for the Fund when we could buy more of our top ten stocks. In our view, the Fund can be well-diversified to reduce risk with a lot less stocks in its portfolio. It will not be so over-diversified as to practically guarantee mediocre performance. At year end, the Fund owned 30 stocks.

1996: Another Good Year for Stocks

Few investors believe that the stock and bond markets can match their spectacular returns of 1995. While I doubt that we'll see the major market averages advance over 30% this year, there are several factors that do suggest that stocks can continue to perform well. All indications are that the economy will continue its slow growth, low inflation pattern of the past two years. That's bullish for stocks and bonds because it means that the Federal Reserve can continue to lower interest rates. In addition, we believe corporate profits should continue to grow strongly. Many American companies are leaner and more productive than they've ever been. That's also bullish for stocks. I feel confident that many of the Fund's core holdings will report record sales and profits in 1996.

A Different Kind of Fund

As I'm sure you can tell, I am determined to make the Fund different from many other mutual funds that spend as much or more on marketing as they do on research. My focus is to seek out and uncover what we believe are great growth companies and undiscovered special situations. I hope that the results will speak for themselves. I am very pleased with our excellent start and I look forward to writing to you again after the first half of the year.

I appreciate that you have become a shareholder in the Fund and I will continue to work hard to justify your confidence.

                                   Sincerely,

                                Dan Bruce Levine
                                                              Portfolio Manager

P.S. If you would like to add to your investment in the Fund, simply complete the enclosed order form by filling in the additional amount to be invested, and mailing it in the enclosed envelope, along with your check. Thanks again for your support.


           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
          INSIGHTFUL INVESTOR GROWTH FUND AND THE S&P 500 STOCK INDEX.
      Average Annual Total Return
    Since Inception (7/28/95) 41.33%
                            S&P 500 Stock Index    Insightful Investor Growth Fund
           7/30/95               10,000                  10,000
           8/30/95               10,006                  10,140
           9/30/95               10,427                  10,160
          10/31/95               10,395                  10,270
          12/1/95                10,843                  10,870
          12/31/95               11,052                  11,593

Past performance is not predictive of future performance.

                         Insightful Investor Growth Fund
PORTFOLIO OF INVESTMENTS at December 31, 1995
------------------------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 88.4%                                                             Market Value
------------------------------------------------------------------------------------------------------------------------------------
Advertising: 24.4%
      24,000         National Media Corp.....................................................            $ 504,000
                                                                                                         ---------

                     Automobile: 2.4%
         900         Chrysler Corp...........................................................               49,838
                                                                                                            ------

                     Business Services: 2.7%
       1,350         Robert Half International...............................................               56,531
                                                                                                            ------

                     Computer & Software: 8.3%
         500         Adaptec, Inc............................................................               20,500
      10,000         Compucom Systems, Inc...................................................               95,000
       1,500         Zilog, Inc..............................................................               54,938
                                                                                                            ------
                                                                                                           170,438
                                                                                                           -------
                     Electronics: 3.4%
       1,000         Electro Scientific Industries, Inc......................................               29,250
       1,000         Teradyne, Inc...........................................................               25,000
         500         Vishay Intertechnology..................................................               15,750
                                                                                                            ------
                                                                                                            70,000
                                                                                                            ------
                     Entertainment: 3.2%
         650         Cedar Fair..............................................................               24,050
      15,000         Latin American Casinos..................................................               41,250
                                                                                                            ------
                                                                                                            65,300
                                                                                                            ------
                     Financial Services: 4.4%
       3,000         DVI, Inc................................................................               42,000
         700         Nationsbank Corp........................................................               48,738
                                                                                                            ------
                                                                                                            90,738
                                                                                                            ------
                     Games & Toys: 2.4%
       4,000         Acclaim Entertainment, Inc..............................................               49,500
                                                                                                            ------

                     Insurance: 3.1%
      25,000         Lloyd Thompson Group PLC................................................               64,719
                                                                                                            ------

                     Manufacturing: 1.6%
       3,000         Wandel & Goltermann Technologies, Inc...................................               31,875
                                                                                                            ------

                         Insightful Investor Growth Fund
PORTFOLIO OF INVESTMENTS at December 31, 1995, Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                          Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Medical: 15.7%
       4,000         Quidel Corp.............................................................             $ 28,500
       2,000         Rehabcare Group, Inc....................................................               38,500
       1,350         United Healthcare Corp..................................................               88,425
       1,750         Universal Health Services...............................................               77,656
       3,625         Vivra, Inc..............................................................               91,078
                                                                                                            ------
                                                                                                           324,159
                                                                                                           -------
                     Oil Equipment & Services: 4.1%
       2,500         Pool Energy Services Co.................................................               23,750
       1,700         Seitel, Inc.............................................................               60,137
                                                                                                            ------
                                                                                                            83,887
                                                                                                            ------
                     Recreational Equipment: 6.0%
       1,750         Arctco, Inc.............................................................               22,750
       3,500         Callaway Golf Co........................................................               79,188
         600         Cobra Golf, Inc.........................................................               21,375
                                                                                                            ------
                                                                                                           123,313
                                                                                                           -------
                     Telecommunications: 6.7%
         500         DSC Communications Corp.................................................               18,437
       1,750         GTE Corp................................................................               77,000
       2,500         Intermedia Communications of Florida....................................               43,750
                                                                                                            ------
                                                                                                           139,187
                                                                                                           -------

                     Total Common Stocks (cost $1,523,987)...................................            1,823,485
                                                                                                         ---------

                     PREFERRED STOCKS: 0.9%
------------------------------------------------------------------------------------------------------------------------------------
                     Computers: 0.9%
         750         Comdisco, Inc...........................................................               19,312
                                                                                                            ------

                     Total Preferred Stocks (cost $19,176)...................................               19,312
                                                                                                            ------

Principal Amount     REPURCHASE AGREEMENTS: 11.1%
------------------------------------------------------------------------------------------------------------------------------------
    $229,745         Provident Bank Repurchase Agreement, 5.20%, dated 12/29/95,
                     due 1/2/96 (proceeds $229,878) (cost $229,745) (a)......................              229,745
                                                                                                           -------

                         Insightful Investor Growth Fund
PORTFOLIO OF INVESTMENTS at December 31, 1995, Continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Market Value
------------------------------------------------------------------------------------------------------------------------------------

Total Investment in Securities (cost $1,772,908+): 100.4%....................................          $ 2,072,542
                     Liabilities less Other Assets: (0.4%)...................................               (8,840)
                                                                                                            ------
                     Total Net Assets: 100.0%................................................          $ 2,063,702
                                                                                                       ===========

(a) It is the Fund's intention to receive U.S. Government securities as collateral for any repurchase agreement with a market value which is at least equal to 100% of the value of the amount invested by the Fund plus accrued interest. The repurchase agreement is collateralized by $235,000 U.S. Treasury Bills, due 3/7/96, which have a value of $232,797. If the market value of the U.S. Government securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will obtain additional collateral. The Fund further intends for collateral to be physically delivered or transferred by book entry to the account of the custodian.

+ At December 31, 1995,  the cost of securities for Federal tax purposes was the
same  as  the  basis  for  financial  reporting.   Unrealized  appreciation  and
depreciation of securities was as follows:

                     Gross unrealized appreciation...........................................            $ 330,995
                     Gross unrealized depreciation...........................................              (31,361)
                                                                                                           -------
                     Net unrealized appreciation.............................................            $ 299,634

See accompanying notes to financial statements.

                         Insightful Investor Growth Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 1995
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
      Investments in securities, at value (identified cost $1,772,908) (Note 2-A) ...........           $2,072,542
      Receivables:
            Expense reimbursement............................................................                2,944
            Dividends and interest ..........................................................                1,462
      Other assets...........................................................................                  513
                                                                                                               ---
                  Total assets ..............................................................            2,077,461
                                                                                                         ---------

LIABILITIES
      Accrued expenses ......................................................................               13,759
                                                                                                            ------


NET ASSETS     ..............................................................................           $2,063,702
                                                                                                        ==========

      Net asset value and redemption price per share
            ($2,063,702/178,106 shares outstanding;
            unlimited number of shares authorized without par value) ........................               $11.59
                                                                                                            ======

      Computation of offering price per share ($11.59/.9375)*................................               $12.36
                                                                                                            ======

SOURCE OF NET ASSETS
      Paid-in capital .......................................................................           $1,815,085
      Accumulated net realized loss on investments...........................................              (51,017)
      Net unrealized appreciation of investments.............................................              299,634
                                                                                                           -------
            Net assets ......................................................................           $2,063,702
                                                                                                        ==========

*On investments of greater than $50,000, the offering price is reduced.

See accompanying notes to financial statements.

                         Insightful Investor Growth Fund

STATEMENT OF  OPERATIONS - For the Period July 28,  1995*  through  December 31,1995
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Income
            Interest ........................................................................             $ 11,838
            Dividends........................................................................                4,589
                                                                                                             -----
                  Total investment income ...................................................               16,427
                                                                                                            ------
      Expenses
            Advisory fees (Note 3) ..........................................................                7,268
            Management fees (Note 3).........................................................               15,061
            Custodian and accounting fees....................................................                9,477
            Transfer agent fees..............................................................                3,274
            Auditing fees....................................................................                5,754
            Trustees' fees...................................................................                1,438
            Legal fees.......................................................................                  719
            Reports to shareholders..........................................................                1,439
            Distribution expenses (Note 4)...................................................                1,444
            Miscellaneous....................................................................                1,439
                                                                                                             -----
                  Total expenses.............................................................               47,313
                  Less: expenses reimbursed (Note 3).........................................              (32,777)
                                                                                                           -------
                  Net expenses...............................................................               14,536
                                                                                                            ------
                  Net investment income   ...................................................                1,891
                                                                                                             -----

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      Net realized loss from security transactions ..........................................              (51,017)
      Net unrealized appreciation of investments ............................................              299,634
                                                                                                           -------
            Net realized and unrealized gain of investments .................................              248,617
                                                                                                           -------
                  Net Increase in Net Assets Resulting from Operations ......................            $ 250,508
                                                                                                         =========

*Commencement of operations.

See accompanying notes to financial statements.

                         Insightful Investor Growth Fund

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  July 28, 1995*
                                                                                                      through
                                                                                                 December 31, 1995
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income........................................................................           $ 1,891
Net realized loss on security transactions ..................................................           (51,017)
Net unrealized appreciation of investments...................................................           299,634
                                                                                                        -------
      Net increase in net assets resulting from operations ..................................           250,508
                                                                                                        -------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ($.012 per share)......................................................            (1,891)
                                                                                                         ------

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a).................         1,815,085
                                                                                                      ---------
      Total increase in net assets ..........................................................         2,063,702

NET ASSETS
Beginning of period .........................................................................               -0-
                                                                                                             -
End of period ..............................................................................         $2,063,702
                                                                                                     ==========

(a) A summary of capital shares transactions is as follows:
                                                                                           July 28, 1995*
                                                                                                through
                                                                                           December 31, 1995
                                                                                       Shares          Value
Shares sold ..............................................................             183,449       $1,873,324
Shares issued in reinvestment of distributions............................                 184            1,891
Shares redeemed...........................................................              (5,527)         (60,130)
                                                                                        ------          -------
Net increase .............................................................             178,106       $1,815,085
                                                                                       =======       ==========

*Commencement of operations.

See accompanying notes to financial statements.

                         Insightful Investor Growth Fund

FINANCIAL HIGHLIGHTS
for a capital share outstanding throughout the period
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   July 28, 1995*
                                                                                                    through
                                                                                                  December 31, 1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .........................................................         $10.00
                                                                                                       ------
Income from investment operations:
      Net investment income ..................................................................            .01
      Net realized and unrealized gain on investments ........................................           1.59
                                                                                                         ----
Total from investment operations..............................................................           1.60
                                                                                                         ----
Less distributions:
      Dividends from net investment income....................................................           (.01)
                                                                                                         ----
Net asset value, end of period ...............................................................         $11.59
                                                                                                       ======
Total return .................................................................................          15.93%
Ratios/supplemental data:
Net assets, end of period (millions)..........................................................          $ 2.1
Ratio of expenses to average net assets:
      Before expense reimbursement ...........................................................           8.13%+
      After expense reimbursement.............................................................           2.50%+
Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement ...........................................................          (5.31)%+
      After expense reimbursement ............................................................           0.32%+
Portfolio turnover rate ......................................................................          50.75%



*Commencement of operations.

+Annualized.

See accompanying notes to financial statements.

                         Insightful Investor Growth Fund
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION
      The Insightful Investor Growth Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund's primary investment objective is growth of capital which it seeks to achieve by investing principally in common stocks. The market value of the Fund's investment portfolio will fluctuate with market conditions and investor's shares, when redeemed, may be worth more or less than their original cost. The Fund began operations on July 28, 1995.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there has been no sale and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

                  U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60 day period that this amortized cost basis does not represent fair value.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

                         Insightful Investor Growth Fund
NOTES TO FINANCIAL STATEMENTS, Continued

NOTE 3 - INVESTMENT ADVISORY AND MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
      For the period ended December 31, 1995, Insightful Management Corporation (the "Adviser") provided the Fund with investment management services under an Investment Advisory Agreement. The Adviser furnished all investment advice, office space, facilities, and most personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annualized rate of 1.25% based upon the average daily net assets of the Fund. For the period ended December 31, 1995, the Fund incurred $7,268 in advisory fees.
      The Fund is responsible for its own operating expenses. The Adviser has agreed to reduce fees payable to it by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. During the period ended December 31, 1995, the Adviser waived all of its advisory fees and in addition, voluntarily reimbursed $25,509 of the Fund's operating expenses. Any such reductions made by the Adviser in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.
      Southampton Investment Management Company (the "Manager") acts as the Fund's Administrative Manager under an Administrative Management Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Manager receives an annual fee equal to the greater of 0.20% of the Fund's average daily net assets between $15 and $50 million or $30,000.
      Newcomb & Company (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Adviser. During the period ended December 31, 1995, the Distributor received commissions of $1,155 on sales of the Fund's shares.
      Certain officers and Trustees of the Trust are also officers and/or directors of the Manager.

NOTE 4 - DISTRIBUTION COSTS
      The Fund has adopted a Distribution and Shareholder Servicing Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund. Payments made pursuant to the Plan are limited to the actual expenses incurred by the Distributor in activities that are primarily designed to promote the sale of shares of the Fund. The Fund incurred $1,444 in distribution expenses for the period ended December 31, 1995.

     NOTE 5 - INVESTMENT  TRANSACTIONS

     Purchases and sales of securities, other than short-term investments, for the period ended December 31, 1995 were $2,026,162 and $431,982, respectively.

     At December 31, 1995 the Fund had a capital loss carryforward for federal income tax purposes of $22,053 which expires in 2003. In addition, the Fund realized losses for financial reporting purposes of $28,964 which will not be realized for federal income tax purposes until 1996.

                         Insightful Investor Growth Fund
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders of
      Insightful Investor Growth Fund and
the Board of Trustees of
      Professionally Managed Portfolios

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Insightful Investor Growth Fund (a series of Professionally Managed Portfolios) as of December 31, 1995, and the related statements of operations and changes in net assets and the financial highlights for the period from July 28, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Insightful Investor Growth Fund as of December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the period from July 28, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.

                              TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
February 2, 1996

                                     Adviser
                        Insightful Management Corporation
                          175 Great Neck Road Suite 307
                           Great Neck, New York 11021


                                   Distributor
                                Newcomb & Company
                         Six New England Executive Park
                         Burlington, Massachusetts 01803


                                    Custodian
                                    Star Bank
                                  P.O. Box 1118
                           Cincinnati, Ohio 45201-1118


                                 Transfer Agent
                          American Data Services, Inc.
                        24 West Carver Street, 2nd Floor
                           Huntington, New York 11743


                                    Auditors
                              Tait, Weller & Baker
                               2 Penn Center Plaza
                        Philadelphia, Pennsylvania 19102


                                  Legal Counsel
                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                         San Francisco, California 94104



                 This report is intended for shareholders of the
                   Insightful Investor Growth Fund and may not
                 be used as sales literature unless preceded or
                      accompanied by a current prospectus.